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                                                                      EXHIBIT 21
                   LIST OF SUBSIDIARIES OF CHIRON CORPORATION
                            AS OF DECEMBER 31, 1994

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                                                                                              JURISDICTION OF
                                                                                              INCORPORATION OR
SUBSIDIARY                                                                                      ORGANIZATION
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
Cetus Oncology Corporation..............................................................  Delaware, USA
  Cetus Generic Corporation.............................................................  Delaware, USA
  Chiron BV.............................................................................  Netherlands
    Chiron Benelux BV...................................................................  Netherlands
    EuroCetus International NV..........................................................  Netherlands Antilles
    EuroCetus Nederland BV..............................................................  Netherlands
  Chiron GmbH...........................................................................  Germany
  Chiron France SARL....................................................................  France
  Chiron Italia Srl.....................................................................  Italy
  Chiron UK Ltd.........................................................................  United Kingdom
  Chiron Iberia SA......................................................................  Spain
  Cetus Trading A.G.....................................................................  Switzerland
  Cetus A.G.............................................................................  Switzerland
Chiron Partners.........................................................................  California, USA
Chiron Alpha Corporation................................................................  California, USA
Chiron Properties, Inc..................................................................  California, USA
Chiron Biocine Corporation..............................................................  California, USA
  Chiron (Bermuda) Ltd..................................................................  Bermuda
Chiron Mimotopes Pty., Ltd..............................................................  Australia
Chiron Mimotopes U.S....................................................................  California, USA
  Chiron Mimotopes Peptide Systems Limited Liability....................................  Delaware, USA
Chiron Beta Corporation.................................................................  California, USA
Chiron Redevelopment Corporation........................................................  Missouri, USA
Chiron Diagnostics S.A..................................................................  France
Chiron Foreign Sales Corporation........................................................  U.S. Virgin Islands
Chiron Vision Corporation...............................................................  Delaware, USA
  Adatomed GmbH.........................................................................  Germany
    IOL Medical Distributorship.........................................................  Germany
  Hardlens Co., Inc.....................................................................  California, USA
  Softlens Co., Inc.....................................................................  California, USA
  Magnum Diamond Corporation............................................................  South Dakota, USA
  New Gluco, Inc........................................................................  Delaware, USA
  Chiron Vision Australia...............................................................  Australia
  Chiron Vision UK, Ltd.................................................................  United Kingdom
  Chiron Vision Canada, Inc.............................................................  Canada
  Chiron IntraOptics France, SA.........................................................  France
  Domilens..............................................................................  France
    Domilens Iberica....................................................................  Spain
    Domilens S.A........................................................................  Sweden
    Domilens, Inc.......................................................................  Delaware, USA
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